Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			J	1	19

2. AMENDMENT/MODIFICATION NO. 25	3. EFFECTIVE DATE 08-Mar-2010	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

CODE	M67854	CODE		S1103A

6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: DIANNE ROBERTS, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. OTIS BYRD 9801 HWY 78 STE 3 LADSON, SC 29456-3802			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0012

CODE: 1EFH8	FACILITY CODE		☒	10B. DATED (SEE ITEM 13) 08-Apr-2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.     ☐ is extended.  ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒ C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bi-lateral Agreement

D.			OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  simsa102130

The purpose of this modification is to

1.  Extend ISS installation effort for SLIN2505AC Kuwait Life support, SLIN 2510AC - 2513AC ISS FSRs I-IV, SLIN2518AB Equipment Rental, and SCLIN 3093AA - 3097AA Kuwait OOONUS FSR Levels I-V, All 3000 series labor rates are a result of changes made on P00079.

2.  Provide address for SLIN2527AC.

See Summary of changes.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd Vice President of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Otis Byrd	3/8/2010	By	/s/ Carl V. Bradshaw	3/8/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001225

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $26,192,013.56 from $274,369,268.82 (EST) to $300,561,282.38.

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 2505AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2505AC		[***	]	Each	$ [***	]	$	[***	]
Kuwait ISS FSR Life Support Oshkosh
FFP
The Contractor shall provide ISS FSR Life Support to include Housing, and Transportation (buses and SUVs). Billing is authorized monthly, 1 each is equal to one month of support.
FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020011

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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SUBCLIN 2510AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2510AC		[***	]	Each	$ [***	]	$	[***	]
ISS FSR I Kuwait
FFP

The Contractor shall provide ISS FSR I IAW SOW paragraphs in C.12. The labor category consist of Facilities and Safety Specialist, Material Handler, Inventory Analyst, Administrative Support, Production Control Clerk, and Welder I. A total of [***] personnel. Billing authorized monthly 1 each is equal to one person for a month.

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY80006

SUBCLIN 2511AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY		UNIT	UNIT PRICE			AMOUNT
2511AC		[***	]	Each	$	[***	]	$	[***	]
ISS FSR II Kuwait
FFP

The Contractor shall provide ISS FSR II IAW SOW paragraphs in C.12. The labor category consist of Mechanical Technicians and Quality Inspector. A total of [***] personnel support this requirement. Billing authorized monthly 1 each is equal to one person for a month.

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

				MAX NET AMT				$	[***	]

	ACRN AD							$	[***	]
CIN: M6785410RCAAAY800020008

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SUBCLIN 2512AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY		UNIT	UNIT PRICE			MAX AMOUNT
2512AC		[***	]	Each	$	[***	]	$	[***	]
ISS FSF III Kuwait
FFP

The Contractor shall provide ISS FSR III IAW SOW paragraphs in C.12. The labor category consist of Quality Supervisor, Material Supervisor, Operation Supervisor, Assistant Operation Supervisor, and Engineer III. A total of [***] personnel support this effort. Billing is authorized monthly 1 each is equal to one person for a month.

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

				MAX NET AMT				$	[***	]

	ACRN AP							$	[***	]
CIN: M6785410RCAAAY800020007

SUBCLIN 2513AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2513AC		[***	]	Each	$ [***	]	$	[***	]
ISS FSR IV Kuwait
FFP

The Contractor shall provide ISS FSR IV IAW SOW paragraphs in C.12. The labor category consist of Senior Engineer and Site Lead. A total of [***] personnel support this effort. Billing authorized monthly 1 each is equal to one person for a month.

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020009

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 2518 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
2518				$ [***	]	$	[***	]
Equipment Rentals
FFP
Equipment needed to support the ISS Installation.
FOB: Destination

				NET AMT		$	[***	]

SUBCLIN 2518AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
2518AB		[***	]	Each	$ [***	]	$	[***	]
Equipment Rentals
FFP
Equipment needed to support the ISS Installation. Rental will be paid monthly for 4 months. (1 ea = 1 month)
FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020012

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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CLIN 3093 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE			MAX AMOUNT
3093		UNDEFINED		$	[***	]	$	[***	]
Kuwait OCONUS FSR Level I
FFP

The Contractor shall provide OCONUS Level I support IAW SOW paragraphs in C.11 and C.12. 1 each is equal to a 1 month Period of Performance (POP). Attachment 52 list labor categories that apply to a Level I.

FOB: Destination

			MAX NET AMT				$	[***	]

SUBCLIN 3093AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
3093AA		[***	]	Each	$ [***	]	$	[***	]
Kuwait OCONUS FSR Level I
FFP

The Contractor shall provide OCONUS Level I support IAW SOW paragraphs in C.11 and C.12.  The labor category consist of Administrative Support, Facilities and Safety Specialist, HR Generalist, Inventory Analyst, and Material Handler.  A total of [***] personnel to support this effort.  1 each is equal to a 1 month Period of Performance (POP).

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY80002

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

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CLIN 3094 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE			AMOUNT
3094		UNDEFINED		$	[***	]	$	[***	]
Kuwait OCONUS FSR Level II
FFP

The Contractor shall provide OCONUS Level II support IAW SOW paragraphs in C.11 and C.12.  1 each is equal to a 1 month Period of Performance (POP).  Attachment 52 list labor categories that apply to a Level II.

FOB: Destination

			MAX NET AMT				$	[***	]

SUBCLIN 3094AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
3094AA		[***	]	Each	$ [***	]	$	[***	]
Kuwait OCONUS FSR Level II
FFP

The Contractor shall provide OCONUS Level II support IAW SOW paragraphs in C.11 and C.12.  The labor category consist of Quality Inspector, Configuration Management, Induction Inspector, Mechanical Technician, and Welder II.  A total of [***] personnel assigned in support of this effort.  1 each is equal to a 1 month Period of Performance (POP).  Attachment 52 list labor categories that apply to a Level II.

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020001

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3095 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3095				$ [***	]	$	[***	]
Kuwait OCONUS FSR Level III
FFP

The Contractor shall provide OCONUS Level III support IAW SOW paragraphs in C.11 and C.12.  1 each is equal to a 1 month Period of Performance (POP).  Attachment 52 list labor categories that apply to a Level III.

FOB: Destination

				NET AMT		$	[***	]

SUBCLIN 3095AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
3095AA		[***	]	Each	$ [***	]	$	[***	]
Kuwait OCONUS FSR Level III
FFP

The Contractor shall provide OCONUS Level III support IAW SOW paragraphs in C.11 and C.12.  The labor category consist of Material Supervisor and a Assistant Operation Supervisor.  A total of [***] personnel in support of this effort.  1 each is equal to a 1 month Period of Performance (POP).

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020003

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3096 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3096				$ [***	]	$	[***	]
Kuwait OCONUS FSR Level IV
FFP

The Contractor shall provide OCONUS Level IV support IAW SOW paragraphs in C.11 and C.12.  1 each is equal to a 1 month Period of Performance (POP).  Attachment 52 list labor categories that apply to a Level IV.

FOB: Destination

				NET AMT		$	[***	]

SUBCLIN 3096AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
3096AA		[***	]	Each	$ [***	]	$	[***	]
Kuwait OCONUS FSR Level IV
FFP

The Contractor shall provide OCONUS Level IV support IAW SOW paragraphs in C.11 and C.12.  The labor category consist of Site Lead and Senior Engineer.  1 each is equal to a 1 month Period of Performance (POP).

FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020004

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIN 3097 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE		AMOUNT
3097				$ [***	]	$	[***	]
Kuwait OCONUS FSR Level V
FFP

The Contractor shall provide OCONUS Level V support IAW SOW paragraphs in C.11 and C.12.  1 each is equal to a 1 month Period of Performance (POP).  Attachment 52 list labor categories that apply to a Level V.

FOB: Destination

				NET AMT		$	[***	]

SUBCLIN 3097AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE		AMOUNT
3097AA		[***	]	Each	$ [***	]	$	[***	]
Kuwait OCONUS FSR Level V
FFP
The Contractor shall provide OCONUS Level V support IAW SOW paragraphs in C.11 and C.12. The labor category consist of ISS Theater Lead. 1 each is equal to a 1 month Period of Performance (POP).
FOB: Destination
MILSTRIP: M6785410RCAAAY8
PURCHASE REQUEST NUMBER: M6785410RCAAAY80002

					NET AMT		$	[***	]

	ACRN BB						$	[***	]
CIN: M6785410RCAAAY800020005

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 2505AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2510AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2511AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2512AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2513AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 2518AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3093AA

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3094AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3095AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 3096AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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The following Acceptance/Inspection Schedule was added for SUBCLIN 3097AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to SUBCLIN 2505AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 2511AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 2512AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 2513AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

The following Delivery Schedule item has been added to CLIN 2518:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

08-JUL-2009	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 2518AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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The following Delivery Schedule item for SUBCLIN 2527AC has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

15-JAN-2010	[***]	MARINE CORPS LOGISTICS BASE ALBANY, GA JOHN LILY TMO, MCLB BLDG 1221 DR 20 MF M99933 SET ASSY WHSE 1241 DR 13 ALBANY, GA 31704-5000 229-6397091 FOB: Destination	M99933

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

15-JAN-2010	[***]	MARINE CORPS LOGISTICS BASE ALBANY, GA JOHN LILY TMO, MCLB BLDG 1221 DR 20 MF M99933 SET ASSY WHSE 1241 DR 13 ALBANY, GA 31704-5000 229-6397091 FOB: Destination	M99933

The following Delivery Schedule item has added to from SUBCLIN 2527AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-MAR-2010	[***]	MARINE CORPS LOGISTICS BASE ALBANY, GA JOHN LILY TMO, MCLB BLDG 1221 DR 20 MF M99933 SET ASSY WHSE 1241 DR 13 ALBANY, GA 31704-5000 229-6397091 FOB: Destination	M99933

The following Delivery Schedule item has been added to SUBCLIN 3093AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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The following Delivery Schedule item has been added to SUBCLIN 3094AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 3095AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

The following Delivery Schedule item has been deleted from SUBCLIN 3096AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

POP 01-MAR-2010 TO 30-JUN-2010	N/A	N/A FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $26,192,013.56 from $274,369,268.82 to $300,561,282.38.

SUBCLIN 2505AC:

Funding on SUBCLIN 2505AC is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020011

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001225

SUBCLIN 2510AC:

Funding on SUBCLIN 2510AC is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020006

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 2511AC:
Funding on SUBCLIN 2511AC is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020008

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 2512AC
Funding on SUBCLIN 2512AC is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020007

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 2513AC
Funding on SUBCLIN 2513AC is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020009

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001225

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 2518AB
Funding on SUBCLIN 2518AB is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020012

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 3093AA
Funding on SUBCLIN 3093AA is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020002

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 3094AA
Funding on SUBCLIN 3094AA is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020011

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

001225

Cost Code: 0RCAAAY850CH

SUBCLIN 3095AA
Funding on SUBCLIN 3095AA is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020003

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN 3096AA
Funding on SUBCLIN 3096AA is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020004

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

SUBCLIN3097AA
Funding on SUBCLIN3097AA is initiated as follows:

ACRN:  BB

CIN:  M6785410RCAAAY800020005

Acctng Data:  170110627A0 252 67854 067443 2D M67854

Increase:  $[***]

Total:  $[***]

Cost Code: 0RCAAAY850CH

(End of Summary of Changes)